Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Acquisitions

NOTE B — Acquisitions

In January 2011, CTS acquired certain assets and assumed certain liabilities of Fordahl SA, a privately held company located in Brugg, Switzerland. This business was acquired for approximately $2.9 million, net of cash acquired. The assets acquired include inventory, accounts receivable, leasehold improvements, machinery and equipment, and certain intangible assets.

The Fordahl SA product line includes high-performance temperature compensated crystal oscillators and voltage controlled crystal oscillators. This product line expanded CTS’ frequency product portfolio from clock and crystals to highly-engineered precision ovenized oscillators. This acquisition added new customers and opened up new market opportunities for CTS.

The following table summarizes the estimated fair values of the assets acquired and the liabilities assumed at the date of acquisition:

Estimated Fair Values
($ in thousands)	At January 24, 2011

Current assets	$2,298
Property, plant and equipment	2,141
Amortizable intangible assets	1,060

Fair value of assets acquired, including $59 cash acquired	5,499
Less fair value of liabilities acquired	(2,551)

Net assets acquired	2,948
Cash acquired	59

Net cash paid	$2,889

Under the terms of the purchase agreement, CTS may pay a contingent earn out of up to $0.9 million in cash, based on the achievement of certain financial targets in 2011 through 2013. The fair value of this earn out contingency approximates $0.4 million, and was recorded as a liability at the acquisition date. However, subsequent to the acquisition date, it was determined that the fair value of the earn-out contingency was impaired and consequently, CTS reduced the earn-out contingency by approximately $0.3 million as the achievement of certain financial targets is not expected to be met.

The Fordahl acquisition is accounted for using the acquisition method of accounting whereby the total purchase price will be allocated to tangible and intangible assets based on the fair market values on the date of acquisition. CTS determined the purchase price allocations on the acquisition based on estimates of the fair values of the assets acquired and liabilities assumed. CTS finalized the purchase price allocation at December 31, 2011. The land and building, machinery and equipment and intangible assets are classified as Level 3 under the fair value hierarchy. The pro forma effect of this acquisition is not material to CTS’ results of operations or financial position.

In January 2012, CTS acquired 100% of the common stock of Valpey-Fisher Corporation (“Valpey-Fisher”), a publicly held company located in Hopkinton, Massachusetts for approximately $18.3 million. Valpey-Fisher is a recognized technology leader in the design and manufacture of precision frequency crystal oscillators. This acquisition will expand CTS’ technology, and bring strong engineering capabilities and management leadership to support the Company’s strategic initiatives in CTS’ Component and Sensors’ segment.

The Valpey-Fisher acquisition will be accounted for using the acquisition method of accounting whereby the total purchase price will be allocated to tangible and intangible assets and liabilities based on the fair market values on the date of acquisition. CTS will determine the purchase price allocations on the acquisition based on estimates of the fair values of the assets acquired and liabilities assumed. These allocations are expected to be finalized by the end of 2012.